                               ICA TRUST AGREEMENT


     This Declaration of Trust and Agreement is made on this 29 day of October, 1996 ("Agreement"), between and among Sun International Hotels
Limited, a corporation organized and existing under the laws of the Commonwealth of the Bahamas ("Parent"), having an office at Coral Towers, Paradise Island, The Bahamas, Sun Merger Corp., a Delaware Corporation and a wholly-owned subsidiary of Parent ("Sub"), having an office at 1415 East Sunrise Boulevard, Fort Lauderdale, Florida, and the Honorable Thomas H. Kean, whose address is the Office of the President, Drew University, Mead Hall, Madison, New Jersey ("Trustee").

                                    RECITALS

     Whereas, Resorts International Hotel, Inc., a New Jersey corporation located at 1133 Boardwalk, Atlantic City, New Jersey ("RIH") holds a casino license and a casino-hotel alcoholic beverage license, both issued by the New Jersey Casino Control Commission ("CCC") pursuant to the terms of the New Jersey Casino Control Act, N.J.S.A. 5:12-1 ET SEQ., ("Act") and both effective January 31, 1996 for a term expiring on January 31, 2000;

     Whereas, RIH holds the aforementioned licenses in connection with a CCC approved casino-hotel which occupies the southerly two-thirds of a block in the City of Atlantic City bounded by North Carolina Avenue, Pacific Avenue, Pennsylvania Avenue and the Boardwalk, with the approved casino-hotel site presently comprised of the Haddon Hall site, the former site of the Bradway Hotel on which the "Bradway Addition" is situated, the North Carolina Avenue

Corridor and the North Tower Annex;

     Whereas, RIH is a wholly-owned subsidiary of an intermediary company known as GGRI, Inc. ("GGRI") and GGRI is a wholly-owned subsidiary of a publicly-traded holding company known as Griffin Gaming & Entertainment, Inc., a Delaware corporation located at 1133 Boardwalk, Atlantic City, New Jersey ("GGE");

     Whereas, GGE wholly owns Resorts International Hotel Financing, Inc. ("RIHF"), which has two issues of debt securities outstanding, each of which is publicly-traded and. bears a relation to the RIH casino-hotel and, although
RIH is not a holding company of RIH, it has been required by the CCC to comply with N.J.A.C. 19:43-1.1, 2.3, 2.5, 2.7, 2.8, 2.9, 8.1 and 19.45-1.4 and 1.7, as
if it was a holding company;

     Whereas, each of RIH, GGRI, GGE and RIHF have been found qualified by the CCC pursuant to the applicable provisions of the Act, specifically N.J.S.A. 5:12-82, 83, 84, 85, 88 and 105 and N.J.A.C. 19:43-1.1 ET SEQ.;

     Whereas, on August 19, 1996 Parent, Sub and GGE entered into an Agreement and Plan of Merger ("Merger Agreement") (attached hereto as Exhibit A);

     Whereas, pursuant to the applicable terms and subject to the conditions set forth in the Merger Agreement, and in accordance with the Delaware General Corporation Law ("DGCL"), GGE will be merged with Sub and, following the effective date of this event, GGE, and accordingly, RIH, GGRI and RIHF, will become wholly-owned subsidiaries of Parent in accordance with the DGCL (the "Merger");


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

     Whereas, as a result of the Merger, Parent will be required to qualify under the Act, specifically N.J.S.A. 5:12-84 and 85, as a holding company of RIH;

     Whereas, N.J.S.A. 5:12-95.12 ET SEQ., the Interim Casino Authorization section of the Act, provides that whenever any entity contracts to transfer any property relating to an on-going casino operation, including a security holding in a casino licensee or holding or intermediary company of the casino licensee, under circumstances which require that the transferee be qualified under the Act, specifically N.J.S.A. 5:12-84 and 85, the CCC may grant interim authorization ("ICA") where it finds by clear and convincing evidence:

     (1) that statements of compliance have been issued pursuant to various sections of the Act, specifically N.J.S.A. 5:12-81, 82(c), 82(d), 82(e) and 134;

     (2) that the casino-hotel facility is an approved hotel in accordance with the requirements of the Act, specifically N.J.S.A. 5:12-83;

     (3) that a trustee designated in accordance with the Act, specifically N.J.S.A. 5:12-95.14, has satisfied the qualification criteria applicable to a casino key employee, except for residency; and

     (4)  that interim operation will best serve the interests of the public;
          and

     Whereas, the Trustee has agreed to act as the trustee required to obtain an ICA and has further agreed to do all things necessary in order to qualify as the trustee in accordance with the Act, specifically N.J.S.A. 5:12-95.14;

     Now, therefore, in consideration of the mutual promises contained herein, the parties hereto agree as follows:


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

                       SECTION I. TERM OF AGREEMENT AND TRUST

     (a) This Agreement and the Trust that it creates shall become effective upon the execution of this Agreement by the parties, final approval of this Agreement and the Trustee by the CCC, the consummation of the Merger prior to a final determination by the CCC that Parent is qualified and delivery of all necessary documents and Trust Property, which shall hereinafter be defined as all of the Parent's present and future right, title and interest in property related to RIH or its holdings, which shall be evidenced by the shares of GGE as the surviving corporation and all voting rights in such shares ("Trust Property"), in accordance with the terms of this Agreement.

     (b) This Agreement and the Trust that it creates shall terminate automatically on the transfer of the Trust Property and any funds acquired in connection therewith to the Parent following the qualification of the Parent under the Act, or on approval by the CCC of an application to terminate the Agreement and/or Trust.

     (c) Although the Trust created as a result of this Agreement shall be effective at such time and upon the events set forth in subsection (a) above, the provisions of Section VII shall only become operative if, after the effective date, the CCC makes a finding that there is reasonable cause to believe that Parent, or any Person required to be qualified in connection with Parent, may be found unqualified and a stay of the effect of this finding is not granced to Parent by either the CCC or a court of competent


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jurisdiction. The Trust, once operative, shall remain operative until the CCC finds the Parent qualified, or until there is a final and unappealable determination that the Parent is unqualified and the property subject to the trust is disposed of in accordance with the Act, specifically N.J.S.A, 5: 12-
95. 14 (e) , except that the Parent may request the CCC to direct the Trustee to dispose of the Trust Property in accordance with N.J.S.A. 5:12-95.14(e) prior to a final and unappealable determination with respect to qualification.

     SECTION II.  PURPOSE OF THE AGREEMENT AND TRUST

     The primary purpose of this Agreement and the Trust created as a result thereof is to allow the Parent to obtain an ICA which will in turn give the Parent the discretionary ability to consummate the Merger Agreement and operate GGE, RIH and RIHF subject to a final, plenary determination by the CCC that Parent is qualified to act as holding company in connection with RIH. Consummation of the Merger shall also be subject to the conditions set forth, in the Merger Agreement.

     SECTION III.  TRANSFER OF TRUST PROPERTY

     Upon the execution of this Agreement by the parties and final approval of the Agreement and the Trustee by the CCC and the consummation of the Merger, the Parent shall transfer and convey the Trust Property to the Trustee, subject to the terms and conditions and for the use and purposes of this Agreement.
Subject to the provisions of the Act and this Agreement, Parent shall be the beneficiary of the Trust.


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

     SECTION IV.  TRUSTEE'S ACCEPTANCE OF THE AGREEMENT

     Upon the Agreement becoming effective and the Trust Property being transferred to him in accordance with Section III above, the Trustee agrees to hold the Trust Property in trust, subject to the terms and conditions of this Agreement. Prior to the Trust becoming operative in accordance with Section I(c) of this Agreement, the Trustee shall, upon the request of Parent, distribute any funds received in connection with the Trust Property to Parent or as Parent so directs.

     SECTION V. TRUSTEE COMPENSATION

     (a) To compensate the Trustee for the service, costs and expenses he shall incur in connection with his duties under this Agreement, Parent shall pay the Trustee the sum of $37,500 upon the effective date of the Agreement as that term is defined in Section I(a) of this Agreement, and the sum of $37,500 on the termination of this Agreement as same is defined in Section I(b) of this Agreement. This second payment shall be forfeited by the Trustee, however, if prior thereto the CCC determines that he has breached his fiduciary obligations in the discharge of his duties under this Agreement.

     (b) Commencing on the effective date of this Agreement and continuing until the termination of this Agreement, the Parent shall also pay the Trustee $300 per hour for the time reasonably spent by the Trustee in administering the Trust business and the Parent shall reimburse the Trustee for all reasonable expenses incurred in fulfilling his duties under this Agreement, including


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the retention of any necessary financial and/or legal advisors.  Expenses incurred by the Trustee in remaining qualified under the Act shall be deemed to be reasonable expenses incurred by the Trustee in fulfillment of his duties under this Agreement.

     SECTION VI.  FIDUCIARY DUTIES OF THE TRUSTEE

     (a) Up and until such time as the CCC orders that this Trust shall become operative in accordance with Section I(c) of this Agreement, the Trustee shall be required to follow the Parent's written instructions regarding the holding and management of the Trust Property pursuant to the terms of this Agreement. The Trustee shall have the duty to provide the issuer of the Trust Property with an executed copy of this Agreement, and in cooperation with the Parent take all necessary steps to have all of the Parent's interest in the Trust Property transferred to his name and have that transfer duly recorded on the Register and Records of the issuer.

     (b) Unless and until the provisions of Section VII shall become operative in accordance with Section I(c) of this Agreement, and subject to the terms of this Agreement, the Trustee, as Parent's agent for holding and management of the Trust Property, shall follow all of Parent's written instructions regarding the holding and management of the Trust Property and Parent shall have all of the rights afforded it by the Trust Property including by way of illustration and not limitation, the right to instruct the Trustee to: (1) pledge the Trust Property as collateral for loans, with the prior approval of the CCC following notice to the CCC and


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

New Jersey Division of Gaming Enforcement ("DGE"); (2) with notice to the CCC and DGE, sell, transfer or distribute all or any part of the Trust Property to any third party subject to the requirements of the ICA; and (3) vote any securities that are part of the Trust Property. It is hereby acknowledged that the only instrument that the Trustee will hold that evidences the Trust Property will be the shares of GGE and that, prior to the Trust becoming operative in accordance with Section I (c) of this Agreement, the Trustee will not be required to act with respect to any matter involving the operation of GGE or its subsidiaries, unless such matter requires the approval of the shareholders of GGE in accordance with DGCL and/or the Act. In the event a matter requires the approval of the shareholders of GGE, and prior to the Trust becoming operative, the Trustee shall act as directed by Parent.

     (c) After a determination by the CCC that Parent is qualified and after written notice of same to the Trustee, the Trustee, in cooperation with the Parent, shall not later than the business day next following the determination transfer the Trust Property to Parent or an assignee to which Parent's rights under this Agreement are assigned by Parent. After this transfer, this Agreement and the Trust that it creates shall terminate.

     (d) The parties recognize and agree that the purpose of this Agreement is to allow Parent to comply with the ICA and, to that end, some of the duties and responsibilities of the Trustee under this Agreement relating to the control and management of the Trust Property may change from time to time, as provided in this

     Agreement, to insure Parent's continued compliance with the requirements of the ICA.

     SECTION VII.  DUTIES OF THE TRUSTEE IF THE TRUST BECOMES OPERATIVE

     (a) In the event the Trust created as a result of this Agreement becomes operative in accordance with Section I (c) of this Agreement, the Trustee shall exercise all rights incident to the ownership of the Trust Property, including the right to vote any securities that are part of the Trust Property, and he shall be vested with all powers, authority and duties necessary to the unencumbered exercise of such rights, as provided under the Act, specifically N.J.S.A. 5:12-130.1 through 130-11. Parent, however, shall have no right to participate in the earnings of the casino-hotel or receive any return on its investment or debt security holdings during the time the Trust is operative.

     (b)  In terms of exercising the rights and powers set forth in subsection
(a) above, the Trustee agrees to adhere to the provisions of this Agreement in exercising his powers under this Section and, among other things, the Trustee agrees to place any funds received as a return on the Trust Property in bonds or other obligations, maturing in not more than 180 days, which, as to Principal and interest, constitute direct obligations of, or are unconditionally guaranteed by, the United States of America.

     (c) If the CCC denies qualification to Parent and such denial becomes final and unappealable, the Trustee shall endeavor and be authorized to sell, assign, convey or otherwise dispose of all Trust Property to such persons as shall be appropriately licensed or qualified or shall obtain interim authorization in accordance with the Act, specifically N.J.S.A. 5:12-95.12 to 95-16. The disposition of Trust Property by the Trustee shall be completed within 120 days of the final and unappealable denial of qualification, or within such additional time as the CCC may for good cause allow, and shall be conducted in accordance with the Act, specifically N.J.S.A. 5:12-130.1 through 130.11, except that the proceeds of such disposition shall be distributed to Parent only in an amount not to exceed the lower of the actual cost of the Trust Property to Parent or the value of the Trust Property calculated as if the investment had been made on the date the Trust becomes operative, and any excess remaining proceeds shall be paid to the New Jersey Casino Revenue Fund which has been created pursuant to the Act, specifically N.J.S.A. 5:12-145.

     (d) For purposes of subsection (c) above, the "actual cost" of the Trust Property shall be the aggregate value of Parent's ordinary shares issued at the time the Merger is consummated plus the purchase price paid by Parent for any other Trust Property, reduced by any return obtained by Parent on the dividends, interest or any other payment, including proceeds of any partial or total sale of the Trust Property permitted by this Agreement and regardless of whether any such return occurred before or after the execution of this Agreement.

                     SECTION VIII. QUALIFICATION OF TRUSTEE

     (a) The Trustee warrants and represents that he satisfies the qualification criteria applicable to a casino key employee, except


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for residency and that he shall continue to meet such criteria throughout the duration of this Agreement.

     (b) The Trustee agrees that if he commits an act or becomes aware of any information that would cause a reasonable person to believe that he will ultimately not be able to satisfy the qualification criteria applicable to a casino key employee, he will notify Parent and the DGE within two (2) days of becoming aware of such information, in a writing that sets forth the details of his action or knowledge.

                         SECTION IX.  REMOVAL OF TRUSTEE

     (a) Parent shall have the right to petition the CCC on an emergent basis to immediately remove the Trustee from his position as Trustee under this Agreement for cause and/or a breach of the Trustee's fiduciary duties and replace him with a successor deemed qualified by the CCC.

     (b) In the event a successor trustee is proposed by Parent and approved by the CCC, the successor trustee shall promptly execute and deliver to Parent and the CCC a copy of this Agreement. Also, the Trust Property shall be transferred to the successor trustee and he shall hold the Trust Property subject to the terms of this Agreement.

                        SECTION X. RESIGNATION OF TRUSTEE

     The Trustee shall have the right to resign as Trustee under this Agreement on ten (10) days' notice to both Parent and the CCC. However, a resignation by the Trustee shall not be effective unless and until a successor trustee has been appointed, installed and approved by the CCC in accordance Section X(b) above. If no successor trustee is proposed by Parent within ten (10) business days of such resignation, the CCC shall be empowered to appoint any person it deems qualified to be the successor trustee.

                       SECTION XI.  LIABILITY OF TRUSTEE

     The Trustee shall incur no liability to Parent as holder of the Trust Property, as the Trustee or otherwise, except in instances where an action or omission constitutes gross negligence or willful misconduct. The Trustee shall serve without bond.

                              SECTION XII. RECORDS

     The Trustee agrees to keep records of all of his business and transactions as Trustee including time spent by the Trustee in attending to Trust business and the expenses incurred in connection with such business. The Trustee shall send Parent a monthly statement that lists all business undertaken in relation to the Trust and every transaction made by him and the time spent and expenses incurred by him in conducting his business and completing each transaction in the month previous to the date of the statement. The Trustee agrees to make his records available to the CC and the DGE. Parent expressly consents to the Trustee allowing the CCC and the DGE to view the records of Trustee's transactions and business as Trustee.

                    SECTION XIII. INDEMNIFICATION OF TRUSTEE

     Parent agrees to indemnify and hold harmless the Trustee to the fullest extent permitted by law, from and against all claims, losses, damages, expenses (including legal fees), penalties and liabilities arising out of any action or omission in connection with the performance of his duties under this Agreement, except in instances where an action or omission constitutes gross negligence or willful misconduct. The rights of the Trustee under this Section shall survive the termination of this Agreement regardless of whether any claims, losses, damages, expenses, penalties or liabilities are asserted or incurred prior to the termination of this Agreement.

                       SECTION XIV.  RIGRTS OF THE TRUSTEE

     (a) The Trustee shall have no duties or responsibilities except those expressly set forth herein. The Trustee may rely on any notice, instruction, certificate, statement, request, consent, confirmation, agreement or other instrument that is authorized or permitted by this Agreement and that he reasonably believes to be genuine and to have been signed or presented by a proper person or Persons on Parent's behalf. As a condition to the taking, suffering or omitting of any action by him hereunder, the Trustee may consult with counsel, and the written advice of such counsel or any opinion of counsel shall be full and complete authorization and protection with respect to any action taken, suffered or omitted by him hereunder in good faith and in reasonable reliance thereon.

     (b) No provision of this Agreement shall require the Trustee to expend or risk his own funds or otherwise incur any financial liability in the performance of any of his duties hereunder, or in the exercise of any of his rights or powers, unless he shall have received adequate indemnity against such risk or liability.


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

     (c) The Trustee may execute any duties or obligations hereunder either directly or by or through agents or attorneys-in-fact. The Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by him with reasonable care. However, this provision will not act to release or relieve any agent or attorney-in-fact from any responsibility they may have to Parent as a result of any negligence or misconduct on their part.

                           SECTION XV.  ASSIGNABILITY

     Parent shall have the right to assign its rights under this Agreement. Any such assignment must have the prior approval of the CCC.

                      SECTION XVI.  MODIFICATION OR WAIVER

     This Agreement may not be amended, modified or supplemented, nor may any provisions of this Agreement be waived, discharged or revoked, without the prior written consent of Parent and the Trustee. No modification, amendment or supplement to this Agreement shall be effective without the prior approval of the CCC after notice to the CCC and DGE of any proposed amendment, modification or supplement.

                             SECTION XVII.  HEADINGS

     The headings of the Sections of this Agreement are for reference purposes only and shall in no way affect the meaning or interpretation of this Agreement.

                           SECTION XVIII.  INVALIDITY

     The invalidity of any provision of this Agreement shall not be


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


deemed to impair or affect in any manner the validity or enforceability of the remainder of this Agreement.

                              SECTION XIX. NOTICES

     Any notice or other communication required to be given under this Agreement shall be given by telephone, telefax, facsimile or other similar means of electronic communication and by a writing sent by Federal Express or an equivalent overnight delivery service. Notice shall be deemed to be given upon transmission or upon its being delivered to Federal Express or any other acceptable overnight delivery service. The number and address for providing notice under this Agreement shall be as follows:

Trustee:                 Honorable Thomas H.  Kean
                         Office of the President
                         Drew University
                         Mead Hall
                         Madison, New Jersey 07940
                         Telecopier: (201) 408-3080


     With a copy to:
                         Michael R. Cole, Esquire and
                         Robert Fisher, III, Esquire
                         Riker, Danzig, Scherer, Hyland & Perretti
                         Headquarters Plaza
                         I Speedwell Avenue
                         Morristown, New Jersey 07962
                         Telecopier:    (201) 538-1984


Parent:                  Sun International Hotels Limited
                         1415 East Sunrise Boulevard
                         Fort Lauderdale, Florida 33304
                         Attention:     Butch Kerzner
                         Telecopier:    (954) 713-2091

     With a copy to:
                         Charles D. Adamo, Esquire
                         Sun International Executive Offices
                         Coral Towers
                         Atlantis Resort & Casino
                         P.O. Box N-4777
                         Paradise Island


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

                         Nassau, The Bahamas
                         Telecopier:    (809) 363-3703

                    and

                         Gilbert Brooks, Esquire
                         Kozlov, Seaton, Romanini & Brooks, P.C.
                         1940 Route 70 East, Suite 200
                         Cherry Hill, New Jersey 08003
                         Telecopier: (609) 424-4446

CCC:                     John R. Zimmerman, General Counsel
                         Casino Control Commission
                         Tennessee Avenue and The Boardwalk
                         Arcade Building
                         Atlantic City, New Jersey 08401
                         Telecopier:    (609) 441-3747

DGE:                     Frank Catania, Director
                         Division of Gaming Enforcement
                         140 East Front Street
                         CN-047
                         Trenton, New Jersey 08625
                         Telecopier: (609) 633-7355


                            SECTION XX.  COUNTERPARTS

     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be an original and both of which together will constitute the same Agreement.

                      SECTION XXI.  VARIATIONS IN PRONOUNS

     All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

                            SECTION XXII.  WAIVERS

     No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The right and remedies provided herein are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law in equity.

                          SECTION XXIII.  GOVERNING LAW

     The parties agree that this Agreement shall be governed and construed in accordance with the laws of the State of New Jersey.

     In Witness Whereof, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

Attest:                                 Sun International Hotels Limited


/s/ illegible                           /s/ Charles D. Adamo
-----------------------                 ----------------------------------------
                                        Charles D. Adamo
                                        Executive Vice-President,
                                        General Counsel



Attest:                                 Sun Merger Corp.


/s/ illegible                           /s/ Charles D. Adamo
-----------------------                 ----------------------------------------
                                        Charles D. Adamo
                                        Executive Vice-President
                                        General Counsel



Witness:


/s/ illegible                           /s/ Hon. Thomas H. Kean, Trustee
-----------------------                 ----------------------------------------
                                        Hon. Thomas H. Kean, Trustee


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